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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                   FORM 8-K/A

                       -----------------------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 2, 2009


                                   PPOL, INC.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                   000-50065                  95-4436774
State or other jurisdiction         (Commission              (I.R.S. Employer
         of organization)           File Number)          Identification Number)

                3070 Bristol St., Suite 440, Costa Mesa, CA 92626
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 937-3211


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

PPOL, Inc. (the "Company") received a letter dated October 7, 2009, from the Securities Exchange Commission ("SEC" or the "Commission"), Division of Corporate Finance, directing it to revise and supplement the Company's Form 8-k dated October 2, 2009 regarding the resignation of the Company's independent registered public accounting firm, Windes & McClaughry Accountancy Corporation ("Windes & McClaughry") by letter dated September 29, 2009.

The Company has not filed its Annual Reports on Form 10-K for the three fiscal period years ended March 31, 2007, March 31, 2008, and March 31, 2009 due to approval by the Board of Directors of the Company effective September 10, 2009 and by written consent of a majority of the shareholders of the Company effective September 21, 2009, (1) to liquidate and dissolve the Company and (2) to make an offer of settlement to the SEC in order to revoke the Company's registration of common stock, as reported in the Company's Form 8-K dated September 17, 2009, which is incorporated herein by reference. For the same reasons, the Company has been unable to and is delinquent in its filing of Quarterly Reports on Form 10-Q due on April 1, 2007 through September 30, 2009.

As a result of the failure of the Company to request audits for the years ended March 31, 2007, March 31, 2008, and March 31, 2009, via letter dated October 2, 2009, Windes & McClaughry, which has served as the independent registered public accounting firm for the Company since 2005, informed the Company of their decision to resign as auditor. There are no outstanding fees payable to Windes & McClaughry.

The reports of Windes & McClaughry on the financial statements of the Company for the years ended March 31, 2006 and March 31, 2007, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle; however, such reports were modified by the inclusion of an explanatory paragraph indicating that there were substantial doubt about the Company's ability to continue as a going concern.

The Company's Board of Directors accepted the decision of Windes & McClaughry to withdraw as independent registered public accounting firm. The Company does not expect to engage a new independent registered public accounting firm in view of the Company's decision to liquidate and dissolve.

In response to the SEC's October 7, 2009 letter to the Company, the Company hereby acknowledges:

         o the company is responsible for the adequacy and accuracy of the disclosure in the filing;

         o staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

         o the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

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ITEM 9.01. EXHIBITS

Exhibit 16 Letter from Windes & McClaughry Accountancy Corporation dated October 2, 2009 (incorporated by reference to an 8K filed on October 2, 2009).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 21, 2009

                                            PPOL, INC.



                                            By: /s/ Masao Yamamoto
                                                -----------------------
                                                Masao Yamamoto
                                                CEO, CFO and Corporate Secretary